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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 31, 2005

                         FEDFIRST FINANCIAL CORPORATION
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         United States                  0-51153               25-1828028
         -------------                  -------               ----------
(State or other jurisdiction of       (Commission           (IRS Employer
incorporation or organization)        File Number)          Identification No.)

              Donner at Sixth Street, Monessen, Pennsylvania 15062
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (724) 684-6800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
            ----------------------------------------------

         Effective December 31, 2005, Robert L. Breslow's employment as Chief Financial Officer of FedFirst Financial Corporation (the "Company") and First Federal Savings Bank (the "Bank") terminated. In connection with Mr. Breslow's termination of employment, the Employment Agreement dated April 6, 2005 by and among the Company, the Bank and Mr. Breslow was terminated as of December 31, 2005. A description of the material terms of the Employment Agreement was previously provided in the Company's Registration Statement on Form SB-2 (File No. 333-121405) filed with the Securities and Exchange Commission on December 17, 2004, and is incorporated herein by reference. Pursuant to the terms of the Employment Agreement, Mr. Breslow will receive a payment of $144,000, representing his base salary for the remaining term of the Employment Agreement plus the benefits to which he would have received during such period.

         As a result of Mr. Breslow's termination of employment, Mr. Breslow will receive a lump-sum payment of $148,000 under the Executive Supplemental Retirement Plan Agreement dated as of June 30, 1999 between the Bank and Mr. Breslow. In addition, the Company accrued $517,000 in the fourth quarter of 2005 for future obligations to Mr. Breslow under the Executive Supplemental Retirement Plan Agreement.

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            --------------------------------------------------------------------
            APPOINTMENT OF PRINCIPAL OFFICERS.
            ---------------------------------

         The information regarding the departure of Robert L. Breslow included in Item 1.02 of this report is incorporated herein by reference.

         Mr. Breslow resigned as a director of the Company and the Bank as of December 31, 2005.

         Jamie L. Prah, the Vice President - Controller of the Company and the Bank, will serve as Acting Chief Financial Officer until a replacement for Mr. Breslow is named. In addition, Mr. Breslow has agreed to serve as a consultant to the Company through March 31, 2006.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          FEDFIRST FINANCIAL CORPORATION




Date:  January 6, 2006                    By: /s/ John G. Robinson
                                              ----------------------------------
                                              John G. Robinson
                                              President, Chief Executive Officer
                                              and Director




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